Exhibit 23(a)





                         CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 20, 1995 included in Liz Claiborne, Inc.'s Form 10-K for the year ended December 31, 1994 and to all references to our Firm included in this registration statement.








                                                ARTHUR ANDERSEN LLP







New York, New York
October 31, 1995






















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